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                                                                 EXHIBIT 10.6(c)

                                                                  EXECUTION COPY


                               AMENDMENT NO. 2 TO
                           SECOND AMENDED AND RESTATED
                        COMMODITIES REPURCHASE AGREEMENT

         This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED COMMODITIES REPURCHASE AGREEMENT (this "Amendment") is made and dated as of November 20, 2003, by and among (a) Link Energy Limited Partnership (formerly EOTT Energy Operating Limited Partnership) (the "Client") and (b) Standard Chartered Trade Services Corporation ("SCTSC"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Crude Oil Purchase Agreement (as defined below).

         WHEREAS, Client, SCTSC and Standard Chartered Bank have entered into that Second Amended and Restated Commodities Repurchase Agreement, dated as of February 11, 2003 (as amended by Amendment No. 1 to Second Amended and Restated Commodities Repurchase Agreement, dated as of August 29, 2003, and as further amended, supplemented, restated or otherwise modified prior to the effective date hereof, the "Crude Oil Purchase Agreement"), pursuant to which SCTSC has purchased from Client, and Client has agreed to repurchase from SCTSC on the Repurchase Date, certain barrels of crude oil constituting Client's line fill;

         WHEREAS, Link OLP proposes to dispose of certain assets in west Texas and eastern New Mexico, as particularly described in the Consent to Proposed Assignment of Crude Oil Contracts and Sale of Designated Property in West Texas and Eastern New Mexico, dated October 31, 2003, among Link OLP, the LC Agent, the LC Participant, the Term Lender Agent and the Term Lenders (the "ChevronTexaco Consent") (such disposition, the "ChevronTexaco Disposition"), which disposition the LC Agent, the LC Participant, the Term Lender Agent and the Term Lenders have consented to upon the term and conditions set forth in the ChevronTexaco Consent; and

         WHEREAS, it is a condition to the effectiveness of the ChevronTexaco Consent that the Crude Oil Purchase Agreement be amended in connection with the ChevronTexaco Disposition.

         NOW, THEREFORE, in consideration of the foregoing and other consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CRUDE OIL PURCHASE AGREEMENT.

                  (a) Section 2(b)(iv) of the Crude Oil Purchase Agreement is hereby amended by (i) inserting the words "any or" immediately following the words "(but not the obligation) to repurchase" which appear in item (i) thereof, and

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         (ii) deleting the reference to "Section 4" at the end of item (ii)
         thereof and inserting the words "Section 4(a) and Section 4(b)".

                  (b) Section 3 of the Crude Oil Purchase Agreement is hereby amended by deleting the words "The Maximum Commitment shall be reduced as follows" which appear in the first sentence thereof and inserting the words "The maximum commitment under this Agreement, equal to $75,000,000 on the date hereof (the "Maximum Commitment"), shall be reduced as follows".

                  (c) Section 3(b) of the Crude Oil Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                      "b) if Client repurchases all or a portion of the Commodities prior to the Repurchase Date on the Optional Prepayment Date or the Mandatory Prepayment Date, the Maximum Commitment shall automatically and permanently be reduced by an amount equal to the amount of such repurchase; and"

                  (d) Section 4 of the Crude Oil Purchase Agreement is hereby amended by (i) deleting the word "and" at the end of Section 4(a), (ii) deleting the period at the end of Section 4(b) and inserting "; and" in its place, and (iii) amending and restating Section 4(c) in its entirety to read as follows:

                           "c) On any Optional Prepayment Date or Mandatory Prepayment Date, (i) title to the Commodities repurchased by Client shall pass to Client immediately upon delivery, (ii) a new Transaction Confirmation substantially in the form attached hereto as Exhibit A and a new holding certificate substantially in the form attached hereto as Exhibit B reflecting such repurchase shall be delivered by Client to SCTSC, (iii) the Repurchase Price shall be reduced by the amount received by SCTSC on such date as a result of the applicable prepayment, and
                                    (iv) the Adjusted Barrel Amount shall be reduced by the number of barrels so repurchased, as reflected in the new Transaction Confirmation referred to in item
                                    (i) above."

                  (e) Section 17(g) of the Crude Oil Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                           "g)      from the Purchase Date until the earlier of
                                    (i) the Repurchase Date or (ii) the date on which all the Commodities have been repurchased by Client from

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                                    SCTSC, Client will maintain at least a
                                    number of barrels of crude oil constituting its line fill equal to the Adjusted Barrel Amount (as such amount shall be adjusted from time to time in accordance with Section 4(c)(iii) hereof);"

         SECTION 2. REPRESENTATION AND WARRANTIES. Client represents and warrants to SCTSC as follows:

                  (a) The representations and warranties of Client contained in the Crude Oil Purchase Agreement (i) were true and correct when made and (ii) shall be true and correct on and as of the Effective Date with the same effect as if made at and as of that time (except to the extent that such representations and warranties relate expressly to an earlier date).

                  (b) The execution and delivery by Client of this Amendment and the performance by Client of its agreements and obligations under this Amendment are within its authority, and have been duly authorized by all necessary action. Such execution, delivery, and performance by Client, do not and will not (a) contravene any provision of Client's organizational documents or (b) conflict with any law, regulation or contractual restriction binding on or affecting Client.

                  (c) This Amendment and the Crude Oil Purchase Agreement, as amended hereby, constitutes the legal, valid and binding obligations of Client, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

                  (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         SECTION 3. MAXIMUM COMMITMENT AND ADJUSTED BARREL AMOUNT. The parties hereto agree that as of the date hereof, the Maximum Commitment is $50,000,000 and the Adjusted Barrel Amount is 2,200,000 number of barrels of crude oil.

         SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof, on the date (the "Effective Date") that this Amendment shall have been duly authorized, executed and delivered to SCTSC by SCTSC and Client.

         SECTION 5. EXPENSES. Client shall pay all reasonable out-of-pocket expenses incurred by SCTSC in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and expenses of Bingham McCutchen LLP.

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         SECTION 6. MISCELLANEOUS. Except as expressly provided herein, this
Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations or covenants contained in the Crude Oil Purchase Agreement, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

         SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

                                         LINK ENERGY LIMITED PARTNERSHIP

                                         By: LINK ENERGY GENERAL PARTNER LLC,
                                             its General Partner

                                         By: ___________________________________
                                             Name:  James R. Allred
                                             Title: Vice President and Treasurer

                                         STANDARD CHARTERED TRADE SERVICES
                                         CORPORATION

                                         By:_______________________________
                                            Name:
                                            Title:

                                         By:_______________________________
                                            Name:
                                            Title:

ACKNOWLEDGED BY:

STANDARD CHARTERED BANK,
  as Collateral Agent

By:_______________________________
Name:
Title:

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